Exhibit 99.1

UnionBanCal Corporation Reports Third Quarter Results

SAN FRANCISCO--(BUSINESS WIRE)--October 29, 2009--UnionBanCal Corporation:

Highlights:

  Third quarter net loss was $17 million. Results included after-tax net expenses of $11 million related to the November 2008 privatization of UnionBanCal Corporation.
  Third quarter revenue was up 4 percent year-over-year and up 2 percent compared with second quarter 2009.
  Third quarter net interest income was up 8 percent year-over-year and up 2 percent compared with second quarter 2009.
  Third quarter average total loans increased 3 percent year-over-year and decreased 2 percent versus second quarter 2009.
  Third quarter average core deposits were up 64 percent year-over-year and 9 percent versus second quarter 2009.
  Third quarter net interest margin was 3.31 percent, down 36 basis points year-over-year and down 10 basis points versus second quarter 2009.
  Third quarter annualized average all-in cost of funds was 0.79 percent.
  Third quarter asset quality metrics:
    Total provision for credit losses was $320 million, while net loans charged-off were $136 million, or 1.11 percent annualized of average total loans.
    Net loans charged-off on the $16.4 billion residential mortgage portfolio were $14 million, or 0.34 percent annualized, in third quarter 2009.
    Nonperforming assets were $1.4 billion, or 1.75 percent of total assets, at quarter-end.
    Allowance for credit losses to nonaccrual loans was 108 percent at quarter-end. Allowance for credit losses to total loans was 2.97 percent at quarter-end.
    Total provision for credit losses was 240 percent of net loans charged-off during the first nine months of the year, resulting in an increase to the allowance for credit losses of $565 million.
  Capital:
    Total stockholder’s equity was $9.5 billion at September 30, 2009.
    Tangible common equity ratio was 8.94 percent at September 30, 2009, versus 6.56 percent at June 30, 2009.
    Tier 1 common capital ratio was 11.58 percent at September 30, 2009, versus 8.66 percent at June 30, 2009.
    On September 29, 2009, the Company received a $2 billion capital contribution from its sole shareholder, The Bank of Tokyo-Mitsubishi UFJ, Ltd.

UnionBanCal Corporation (the Company or UB) today reported third quarter 2009 net loss of $17 million, compared with net income of $105 million a year earlier, and net loss of $80 million in second quarter 2009. Total provision for credit losses was $320 million in third quarter 2009, compared with $125 million a year earlier, and $375 million in second quarter 2009. Third quarter 2009 net loss included after-tax net expenses of $11 million due to the privatization transaction. Second quarter 2009 net loss included after-tax net expenses of $13 million due to the privatization transaction and a one-time FDIC assessment of $21 million (after-tax). Mitsubishi UFJ Financial Group, Inc. (MUFG), through its wholly-owned subsidiary, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU), completed its acquisition of all of the outstanding shares of the Company’s common stock (the “privatization transaction”), on November 4, 2008.

For the first nine months of 2009, net loss was $107 million, compared with net income of $355 million for the first nine months of 2008. Total provision for credit losses was $970 million for the first nine months of 2009, compared with $305 million for the first nine months of 2008. Net loss for the first nine months of 2009 included after-tax net expenses of $46 million due to the privatization transaction and a one-time FDIC assessment of $21 million (after-tax).

Summary of Third Quarter Results

Third Quarter Total Revenue

For third quarter 2009, total revenue (taxable-equivalent net interest income plus noninterest income) was $748 million, up 4 percent compared with third quarter 2008. Net interest income increased 8 percent and noninterest income decreased 7 percent. Third quarter 2009 net interest income included $23 million of accretion related to fair value adjustments due to the privatization transaction. Average total loans increased $1.6 billion, or 3 percent; average interest bearing deposits increased $15.7 billion, or 54 percent; and average noninterest bearing deposits increased $2.1 billion, or 17 percent. The strong growth in total deposits reflects successful deposit-gathering marketing initiatives in both the retail and commercial lines of business, as well as significant increases in money market account deposits from institutional escrow clients. The net interest margin in third quarter 2009 was 3.31 percent, a decrease of 36 basis points compared with third quarter 2008, primarily due to lower yields on earning assets.

Average noninterest bearing deposits represented 24.3 percent of average total deposits in third quarter 2009. The annualized average all-in cost of funds was 0.79 percent, compared with 1.60 percent in third quarter 2008. The Company’s average core deposit-to-loan ratio was 106.7 percent in third quarter 2009.

Compared with second quarter 2009, total revenue increased 2 percent, with net interest income up 2 percent and noninterest income flat. Average total loans decreased $0.8 billion, or 2 percent; average interest bearing deposits increased $4.5 billion, or 11 percent; and average noninterest bearing deposits increased $0.6 billion, or 4 percent. The net interest margin decreased 10 basis points compared with second quarter 2009.

Third Quarter Noninterest Income and Noninterest Expense

For third quarter 2009, noninterest income was $184 million, down $15 million, or 7 percent, from the same quarter a year ago, primarily due to lower trust and investment management fees, lower gains on private capital investments, a write down of a loan held for sale recorded in third quarter 2009, and a gain on the sale of real estate recorded in third quarter 2008. These decreases were partially offset by a gain on the sale of U.S. Treasury securities in third quarter 2009.

Noninterest income was flat compared with second quarter 2009. A gain on the sale of U.S. Treasury securities was offset by lower merchant banking fees and lower trading account activities.

Noninterest expense for third quarter 2009 was $506 million, an increase of $62 million, or 14 percent, compared with third quarter 2008. The increase was primarily due to an increase in expenses related to the privatization transaction of $43 million, primarily classified in privatization-related expense and intangible asset amortization expense; and an increase in regulatory agencies expense of $22 million, primarily due to an industry-wide increase in the FDIC assessment rate, effective January 1, 2009. Excluding these two items, noninterest expense was flat.

Noninterest expense for third quarter 2009 decreased $26 million, or 5 percent, compared with second quarter 2009. Regulatory agencies expense decreased $22 million, primarily due to a one-time FDIC assessment of $34 million recorded in second quarter 2009. Expenses associated with the privatization transaction, primarily classified in privatization-related expense and intangible asset amortization expense, were flat. The provision for off-balance sheet losses decreased $9 million, compared with second quarter 2009.

Year-to-Date Results

For the first nine months of 2009, net loss was $107 million, compared with net income of $355 million for the first nine months of 2008. The decline in net income was primarily due to an increase in total provision for credit losses of $404 million after-tax, an increase in net expenses related to the privatization transaction of $39 million after-tax, and an increase in regulatory agencies expense of $52 million after-tax, which included a one-time FDIC assessment of $21 million after-tax.

Total revenue for the first nine months of 2009 was $2.2 billion, an increase of $130 million, or 6 percent, over the first nine months of 2008. Net interest income increased $182 million, or 12 percent, and noninterest income decreased $52 million, or 9 percent. Net interest income for the first nine months of 2009 included $85.6 million of accretion related to fair value adjustments due to the privatization transaction. Noninterest expense increased $293 million, or 23 percent, primarily due to $162 million increase in expense related to the privatization transaction, classified in privatization-related expense and intangible asset amortization expense. In addition, regulatory agencies expense increased $85 million, primarily due to a one-time FDIC assessment of $34 million, recorded in second quarter 2009, and an industry-wide increase in the FDIC assessment rate, effective January 1, 2009. The provision for off-balance sheet losses was $47 million for the first nine months of 2009, compared with $21 million for the first nine months of 2008.

Balance Sheet

At September 30, 2009, the Company had total assets of $78.2 billion, up $15.6 billion, or 25 percent, compared with September 30, 2008. Total loans were $48.2 billion, down $137 million, or 0.3 percent, compared with September 30, 2008. At September 30, 2009, the Company had goodwill and intangibles of $3.0 billion, up $2.6 billion compared with September 30, 2008, due to the privatization transaction, which closed during fourth quarter 2008.

At September 30, 2009, the Company had total liabilities of $68.7 billion, up $10.8 billion, or 19 percent, compared with September 30, 2008. Total deposits were $60.7 billion, up $18.3 billion, or 43 percent. Core deposits at period-end were $52.7 billion, resulting in a core deposit-to-loan ratio of 109 percent.

Credit Quality

Nonperforming assets at September 30, 2009, were $1.4 billion, or 1.75 percent of total assets. This compares with $1.1 billion, or 1.55 percent of total assets, at June 30, 2009, and $304 million, or 0.49 percent of total assets, at September 30, 2008. The increase in nonperforming assets compared with third quarter 2008 was primarily due to higher levels of nonaccrual loans in all categories, reflecting weak economic conditions, and a previously-disclosed change in accounting policy for residential and home equity loans 90 days or more past due, which accounted for $195 million of the increase. The increase in nonperforming assets compared with June 30, 2009, was primarily due to higher levels of nonaccrual loans in the commercial mortgage and construction categories, reflecting weak income property market conditions.

For third quarter 2009, the total provision for credit losses was $320 million, down from $375 million for second quarter 2009. Net loans charged-off were $136 million, or 1.11 percent of average total loans annualized, down from $151 million, or 1.23 percent of average total loans annualized, for second quarter 2009. For third quarter 2008, the total provision for credit losses was $125 million and net loans charged-off were $63 million, or 0.53 percent of average total loans annualized. For the first nine months of 2009, the total provision for credit losses was $970 million and net loans charged-off were $405 million, or 1.10 percent of average total loans annualized.

For the first nine months of 2009, net loans charged-off on the commercial, financial and industrial portfolio were $252 million; net loans charged-off on the construction portfolio were $39 million; net loans charged-off on the commercial mortgage portfolio were $54 million; and net loans charged-off on the consumer portfolio were $31 million. Net loans charged-off on the residential mortgage portfolio, which averaged over $16 billion outstanding in the first nine months of 2009, were only $29 million.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In third quarter 2009, the provision for loan losses was $314 million, the provision for losses on off-balance sheet commitments was $6 million, and the total provision for credit losses was $320 million.

At September 30, 2009, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 2.97 percent and 108 percent, respectively. Since January 1, 2009, the allowance for credit losses has increased from $863 million to $1,433 million, as total provision for credit losses has exceeded net loans charged-off by $565 million during the first nine months of the year.

Capital

Total stockholder’s equity was $9.5 billion at September 30, 2009, up $4.8 billion compared with September 30, 2008, primarily due to a $2 billion increase in goodwill related to the privatization transaction, a $1 billion capital contribution from BTMU in fourth quarter 2008, and a $2 billion capital contribution from BTMU in third quarter 2009. The Company’s tangible common equity ratio was 8.94 percent at September 30, 2009, compared with 6.56 percent at June 30, 2009. The Tier 1 common capital ratio at September 30, 2009, was 11.58 percent, compared with 8.66 percent at June 30, 2009. The Company’s Tier 1 and total risk-based capital ratios at September 30, 2009, were 11.60 percent and 14.42 percent, respectively.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction expenses and regulatory agencies expense, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items are unusual and substantial costs, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $78.2 billion at September 30, 2009. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank has 337 banking offices in California, Oregon, Washington and Texas and two international offices. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG, NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1

	As of and for the Three Months Ended			Percent Change to September 30, 2009 from
	September 30,	June 30,	September 30,	September 30,	June 30,
(Dollars in thousands)	2008	2009 (1)	2009 (1)	2008	2009
Results of operations:
Net interest income (2)	$522,296	$553,094	$564,296	8.04%	2.03%
Noninterest income	198,721	183,213	183,929	(7.44%)	0.39%
Total revenue	721,017	736,307	748,225	3.77%	1.62%
Noninterest expense	443,812	532,058	505,815	13.97%	(4.93%)
Provision for loan losses	117,000	360,000	314,000	nm	(12.78%)
Income (loss) from continuing operations before income taxes (2)	160,205	(155,751)	(71,590)	nm	54.04%
Taxable-equivalent adjustment	2,550	2,748	3,260	27.84%	18.63%
Income tax expense (benefit)	47,549	(78,492)	(57,821)	nm	26.34%
Income (loss) from continuing operations	110,106	(80,007)	(17,029)	nm	78.72%
Loss from discontinued operations	(5,276)	-	-	(100.00%)	-
Net income (loss)	$104,830	$(80,007)	$(17,029)	nm	78.72%

Balance sheet (end of period):
Total assets (3)	$62,599,753	$73,984,788	$78,153,207	24.85%	5.63%
Total loans	48,306,118	48,896,520	48,169,508	(0.28%)	(1.49%)
Nonperforming assets	304,246	1,144,602	1,367,691	nm	19.49%
Total deposits	42,355,853	58,338,959	60,691,368	43.29%	4.03%
Medium- and long-term debt	3,827,164	5,131,068	5,121,553	33.82%	(0.19%)
Stockholder's equity	4,692,648	7,429,500	9,475,004	nm	27.53%

Balance sheet (period average):
Total assets	$61,145,251	$71,495,226	$74,352,649	21.60%	4.00%
Total loans	47,196,204	49,556,222	48,764,826	3.32%	(1.60%)
Earning assets	56,920,548	65,008,223	68,235,083	19.88%	4.96%
Total deposits	41,661,224	54,352,412	59,453,936	42.71%	9.39%
Stockholder's equity	4,588,441	7,303,050	7,358,773	60.38%	0.76%

Financial ratios (4):
Return on average assets (5):
From continuing operations	0.72%	(0.45%)	(0.09%)
Net income (loss)	0.68%	(0.45%)	(0.09%)
Return on average stockholder's equity (5):
From continuing operations	9.55%	(4.39%)	(0.92%)
Net income (loss)	9.09%	(4.39%)	(0.92%)
Efficiency ratio (6)	58.76%	68.28%	65.07%
Net interest margin (2)	3.67%	3.41%	3.31%
Tangible common equity ratio (7)	6.96%	6.56%	8.94%
Tier 1 common capital ratio (8) (9)	8.00%	8.66%	11.58%
Tier 1 risk-based capital ratio (3) (9)	8.02%	8.68%	11.60%
Total risk-based capital ratio (3) (9)	10.94%	11.54%	14.42%
Leverage ratio (3) (9)	7.97%	7.89%	10.40%
Allowance for loan losses to:
Total loans	1.20%	2.21%	2.62%
Nonaccrual loans	200.94%	98.14%	95.15%
Allowances for credit losses to (10) :
Total loans	1.43%	2.55%	2.97%
Nonaccrual loans	239.50%	113.24%	108.16%
Net loans charged off to average total loans (5)	0.53%	1.23%	1.11%
Nonperforming assets to total loans, foreclosed assets and distressed loans held for sale	0.63%	2.34%	2.84%
Nonperforming assets to total assets (3)	0.49%	1.55%	1.75%
Selected financial ratios excluding impact of privatization transaction (1) (4) (15):
From continuing operations:
Return on average assets (5)	0.76%	(0.39%)	(0.03%)
Return on average stockholder's equity (5)	10.08%	(5.48%)	(0.45%)
Efficiency ratio (6)	57.90%	63.97%	60.36%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2

	As of and for the Nine Months Ended		Percent Change to September 30, 2009 from
	September 30,	September 30,	September 30,
(Dollars in thousands, except per share data)	2008	2009 (1)	2008
Results of operations:
Net interest income (2)	$1,498,287	$1,680,010	12.13%
Noninterest income	593,743	541,858	(8.74%)
Total revenue	2,092,030	2,221,868	6.21%
Noninterest expense	1,266,330	1,559,256	23.13%
Provision for loan losses	284,000	923,000	nm
Income (loss) from continuing operations before income taxes (2)	541,700	(260,388)	nm
Taxable-equivalent adjustment	7,405	8,625	16.48%
Income tax expense (benefit)	167,493	(162,169)	nm
Income (loss) from continuing operations	366,802	(106,844)	nm
Loss from discontinued operations	(12,037)	-	(100.00%)
Net income (loss)	$354,765	$(106,844)	nm

Balance sheet (end of period):
Total assets (3)	$62,599,753	$78,153,207	24.85%
Total loans	48,306,118	48,169,508	(0.28%)
Nonperforming assets	304,246	1,367,691	nm
Total deposits	42,355,853	60,691,368	43.29%
Medium- and long-term debt	3,827,164	5,121,553	33.82%
Stockholder's equity	4,692,648	9,475,004	nm

Balance sheet (period average):
Total assets	$59,023,615	$71,000,250	20.29%
Total loans	45,138,144	49,366,280	9.37%
Earning assets	54,689,402	64,593,827	18.11%
Total deposits	42,821,802	53,526,802	25.00%
Stockholder's equity	4,640,908	7,332,747	58.00%

Financial ratios (4):
Return on average assets (5):
From continuing operations	0.83%	(0.20%)
Net income (loss)	0.80%	(0.20%)
Return on average stockholder's equity (5):
From continuing operations	10.56%	(1.95%)
Net income (loss)	10.21%	(1.95%)
Efficiency ratio (6)	58.10%	66.34%
Net interest margin (2)	3.65%	3.47%
Tangible common capital ratio (7)	6.96%	8.94%
Tier 1 common capital ratio (8) (9)	8.00%	11.58%
Tier 1 risk-based capital ratio (3) (9)	8.02%	11.60%
Total risk-based capital ratio (3) (9)	10.94%	14.42%
Leverage ratio (3) (9)	7.97%	10.40%
Allowance for loan losses to:
Total loans	1.20%	2.62%
Nonaccrual loans	200.94%	95.15%
Allowances for credit losses to (10):
Total loans	1.43%	2.97%
Nonaccrual loans	239.50%	108.16%
Net loans charged off to average total loans (5)	0.31%	1.10%
Nonperforming assets to total loans, foreclosed assets and distressed loans held for sale	0.63%	2.84%
Nonperforming assets to total assets (3)	0.49%	1.75%
Selected financial ratios excluding impact of privatization transaction (1) (4) (15):
From continuing operations:
Return on average assets (5)	0.84%	(0.12%)
Return on average stockholder's equity (5)	10.74%	(1.67%)
Efficiency ratio (6)	57.80%	61.14%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
(Taxable-Equivalent Basis)
Exhibit 3

	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Amounts in thousands)	2008	2009 (1)	2009 (1)	2008	2009 (1)
Interest Income (2)
Loans	$638,862	$586,890	$578,514	$1,889,732	$1,769,471
Securities	100,659	98,754	110,170	305,042	312,205
Interest bearing deposits in banks	147	3,550	4,956	503	9,406
Federal funds sold and securities purchased under resale agreements	1,787	97	110	5,573	348
Trading account assets	1,364	231	271	5,287	660
Total interest income	742,819	689,522	694,021	2,206,137	2,092,090

Interest Expense
Deposits	135,736	100,186	101,374	500,905	306,598
Federal funds purchased and securities sold under repurchase agreements	15,630	19	41	44,402	113
Commercial paper	8,056	954	355	26,127	2,901
Medium- and long-term debt	25,989	29,415	27,112	65,138	84,056
Trust notes	239	238	239	715	715
Other borrowed funds	34,873	5,616	604	70,563	17,697
Total interest expense	220,523	136,428	129,725	707,850	412,080

Net Interest Income (2)	522,296	553,094	564,296	1,498,287	1,680,010
Provision for loan losses	117,000	360,000	314,000	284,000	923,000
Net interest income after provision for loan losses	405,296	193,094	250,296	1,214,287	757,010

Noninterest Income
Service charges on deposit accounts	77,079	71,843	74,888	229,521	218,053
Trust and investment management fees	40,638	34,130	34,506	127,828	102,543
Trading account activities	12,397	16,251	10,513	40,096	49,456
Merchant banking fees	12,789	19,924	14,601	35,667	48,357
Brokerage commissions and fees	9,520	8,506	8,611	30,014	25,424
Card processing fees, net	8,129	8,124	8,559	24,060	24,219
Securities gains (losses), net	50	(172)	12,694	48	12,522
Other	38,119	24,607	19,557	106,509	61,284
Total noninterest income	198,721	183,213	183,929	593,743	541,858

Noninterest Expense
Salaries and employee benefits	238,129	233,057	233,981	723,098	710,601
Net occupancy	38,574	43,222	43,146	113,008	128,289
Intangible asset amortization	671	40,281	40,641	2,011	121,809
Regulatory agencies	8,572	52,836	30,739	16,078	101,513
Outside services	20,741	22,948	22,219	58,045	64,001
Professional services	17,236	19,489	17,647	47,764	53,074
Equipment	14,437	16,602	17,838	44,925	49,853
Software	14,812	14,205	16,502	44,016	45,745
Foreclosed asset expense (income)	524	3,282	(144)	696	4,024
Provision for losses on off-balance sheet commitments	8,000	15,000	6,000	21,000	47,000
Privatization-related expense	6,193	7,433	6,649	6,193	40,901
Other	75,923	63,703	70,597	189,496	192,446
Total noninterest expense	443,812	532,058	505,815	1,266,330	1,559,256

Income (loss) from continuing operations before income taxes (2)	160,205	(155,751)	(71,590)	541,700	(260,388)
Taxable-equivalent adjustment	2,550	2,748	3,260	7,405	8,625
Income tax expense (benefit)	47,549	(78,492)	(57,821)	167,493	(162,169)

Income (Loss) from Continuing Operations	110,106	(80,007)	(17,029)	366,802	(106,844)

Loss from discontinued operations before income taxes	(8,175)	-	-	(22,692)	-
Income tax benefit	(2,899)	-	-	(10,655)	-
Loss from Discontinued Operations	(5,276)	-	-	(12,037)	-
Net Income (Loss)	$104,830	$(80,007)	$(17,029)	$354,765	$(106,844)

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets
Exhibit 4

	(Unaudited) September 30,	December 31,	(Unaudited) September 30,
(Dollars in thousands)	2008	2008 (1)	2009 (1)
Assets
Cash and due from banks	$1,959,484	$1,568,578	$1,155,497
Interest bearing deposits in banks	16,029	2,872,698	2,659,460
Federal funds sold and securities purchased under resale agreements	488,014	63,069	437,328
Total cash and cash equivalents	2,463,527	4,504,345	4,252,285
Trading account assets:
Pledged as collateral	18,124	6,283	60,816
Held in portfolio	711,293	1,210,496	879,734
Securities available for sale:
Pledged as collateral	1,404,463	54,525	-
Held in portfolio	6,890,891	8,140,013	18,210,574
Securities held to maturity (Fair value: September 30, 2009, $1,269,934)	-	-	1,193,337
Loans (net of allowance for loan losses: September 30, 2008, $580,474; December 31, 2008, $737,767; September 30, 2009, $1,260,307)	47,725,644	48,847,783	46,909,201
Due from customers on acceptances	21,562	23,131	12,842
Premises and equipment, net	474,519	680,004	667,005
Intangible assets, net	4,447	713,485	601,140
Goodwill	355,287	2,369,326	2,369,326
Other assets	2,524,839	3,571,995	2,996,947
Assets of discontinued operations to be disposed or sold	5,157	4	-
Total assets	$62,599,753	$70,121,390	$78,153,207

Liabilities
Noninterest bearing	$13,694,272	$13,566,873	$14,472,375
Interest bearing	28,661,581	32,482,896	46,218,993
Total deposits	42,355,853	46,049,769	60,691,368
Federal funds purchased and securities sold under repurchase agreements	1,760,442	172,758	229,268
Commercial paper	1,659,935	1,164,327	423,499
Other borrowed funds	6,718,935	8,196,597	164,861
Trading account liabilities	506,890	1,034,663	715,075
Acceptances outstanding	21,562	23,131	12,842
Other liabilities	1,020,085	1,685,412	1,306,097
Medium- and long-term debt	3,827,164	4,288,488	5,121,553
Junior subordinated debt payable to subsidiary grantor trust	14,093	13,980	13,640
Liabilities of discontinued operations to be extinguished or assumed	22,146	7,960	-
Total liabilities	57,907,105	62,637,085	68,678,203

Stockholder's Equity
Preferred stock:
Authorized 5,000,000 shares; no shares issued or outstanding as of September 30, 2008, December 31, 2007 and September 30, 2009	-	-	-
Common stock, par value $1 per share:
Authorized 300,000,000 shares; issued 159,834,897 shares as of September 30, 2008, 136,330,829 shares as of December 31, 2008 and September 30, 2009	159,835	136,331	136,331
Additional paid-in capital	1,299,045	3,195,023	5,195,023
Treasury stock - 18,748,501 shares as of September 30, 2008, no shares as of December 31, 2008 and September 30, 2009	(1,204,759)	-	-
Retained earnings	5,050,682	4,964,802	4,857,958
Accumulated other comprehensive loss	(612,155)	(811,851)	(714,308)
Total stockholder's equity	4,692,648	7,484,305	9,475,004
Total liabilities and stockholder's equity	$62,599,753	$70,121,390	$78,153,207

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Allowance for Credit Losses (Unaudited)
Exhibit 5

	Three Months Ended			Percent Change to September 30, 2009 from
	September 30,	June 30,	September 30,	September 30,	June 30,
(Dollars in millions)	2008	2009 (1)	2009 (1)	2008	2009

Loans (period average)
Commercial, financial and industrial	$17,153	$17,917	$16,804	(2.04%)	(6.21%)
Construction	2,613	2,789	2,773	6.12%	(0.58%)
Mortgage - Commercial	8,009	8,255	8,261	3.15%	0.07%
Mortgage - Residential	15,281	16,083	16,372	7.14%	1.80%
Consumer	3,421	3,841	3,883	13.50%	1.09%
Lease financing	639	661	662	3.67%	0.22%

Total loans held to maturity	47,116	49,546	48,755	3.48%	(1.60%)
Total loans held for sale	80	10	10	(87.68%)	-

Total loans	$47,196	$49,556	$48,765	3.32%	(1.60%)

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial, financial and industrial	$162	$370	$380	nm	2.70%
Construction	93	314	388	nm	23.57%
Mortgage - Commercial	34	265	355	nm	33.96%
Mortgage - Residential (11)	-	133	165	nm	24.06%
Consumer (11)	-	20	21	nm	5.00%
Restructured - nonaccrual (11)	-	-	16	nm	nm
Total nonaccrual loans	289	1,102	1,325	nm	20.24%

Restructured loans - nonperforming	1	10	-	(100.00%)	(100.00%)
Distressed loans held for sale	-	-	9	nm	nm
Foreclosed assets	14	33	34	nm	3.03%
Total nonperforming assets	$304	$1,145	$1,368	nm	19.48%
Loans 90 days or more past due and still accruing	$50	$4	$5	(90.00%)	25.00%
Restructured loans that are still accruing	$-	$1	$2	nm	100.00%

Analysis of Allowances for Credit Losses
Beginning balance	$527	$870	$1,082

Provision for loan losses	117	360	314

Loans charged off:
Commercial, financial and industrial	(42)	(86)	(78)
Construction	(16)	(23)	(14)
Mortgage - Commercial	-	(23)	(26)
Mortgage - Residential	(3)	(9)	(14)
Consumer	(4)	(12)	(11)
Total loans charged off	(65)	(153)	(143)

Loans recovered:
Commercial, financial and industrial	2	1	6
Consumer	-	1	1
Total loans recovered	2	2	7
Net loans recovered (charged off)	(63)	(151)	(136)

Adjustment for impaired loans related to privatization	-	2	-
Foreign translation adjustment	-	1	1
Ending balance of allowance for loan losses	581	1,082	1,261
Allowance for off-balance sheet
commitment losses	111	166	172
			$-
Allowances for credit losses	$692	$1,248	$1,433

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 6

	For the Three Months Ended
	September 30, 2008			September 30, 2009 (1)
(Dollars in thousands)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)
Assets
Loans: (12)
Commercial, financial and industrial	$17,262,407	$229,377	5.29%	$16,805,449	$188,974	4.46%
Construction	2,579,582	30,352	4.68	2,772,804	20,828	2.98
Mortgage - Residential	15,285,171	211,965	5.55	16,380,014	230,210	5.62
Mortgage - Commercial	8,008,618	111,816	5.58	8,261,161	88,998	4.31
Consumer	3,421,338	49,286	5.73	3,882,929	44,042	4.50
Lease financing	639,088	6,066	3.80	662,469	5,462	3.30
Total loans	47,196,204	638,862	5.40	48,764,826	578,514	4.73
Securities - taxable	8,348,785	99,614	4.77	10,590,200	107,171	4.05
Securities - tax-exempt	51,831	1,045	8.06	184,772	2,999	6.49
Interest bearing deposits in banks	13,642	147	4.27	7,496,380	4,956	0.26
Federal funds sold and securities purchased under resale agreements	361,361	1,787	1.97	282,457	110	0.15
Trading account assets	948,725	1,364	0.57	916,448	271	0.12
Total earning assets	56,920,548	742,819	5.21	68,235,083	694,021	4.06
Allowance for loan losses	(506,452)			(1,044,533)
Cash and due from banks	1,606,632			1,135,794
Premises and equipment, net	475,408			668,699
Other assets	2,649,115			5,357,606
Total assets	$61,145,251			$74,352,649
Liabilities
Deposits:
Transaction accounts	$15,552,783	61,636	1.58	$33,064,944	72,837	0.87
Savings and consumer time	3,899,687	13,237	1.35	4,486,545	12,572	1.11
Large time	9,847,584	60,863	2.46	7,430,960	15,965	0.85
Total interest bearing deposits	29,300,054	135,736	1.84	44,982,449	101,374	0.89
Federal funds purchased and securities sold under repurchase agreements	3,496,184	15,365	1.75	169,267	41	0.09
Net funding allocated from (to) discontinued operations (13)	55,121	265	1.91	-	-	-
Commercial paper	1,432,207	8,056	2.24	472,246	355	0.30
Other borrowed funds (14)	4,886,263	34,873	2.84	262,441	604	0.91
Medium- and long-term debt	3,300,675	25,989	3.13	5,098,821	27,112	2.11
Trust notes	14,148	239	6.73	13,696	239	6.96
Total borrowed funds	13,184,598	84,787	2.56	6,016,471	28,351	1.87
Total interest bearing liabilities	42,484,652	220,523	2.06	50,998,920	129,725	1.01
Noninterest bearing deposits	12,361,170			14,471,487
Other liabilities	1,710,988			1,523,469
Total liabilities	56,556,810			66,993,876
Stockholder's Equity
Common equity	4,588,441			7,358,773
Total stockholder's equity	4,588,441			7,358,773
Total liabilities and stockholder's equity	$61,145,251			$74,352,649
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		522,296	3.67%		564,296	3.31%
Less: taxable-equivalent adjustment		2,550			3,260
Net interest income		$519,746			$561,036

Average Assets and Liabilities of Discontinued Operations for Period Ended:
		September 30, 2008			September 30, 2009
Assets		$5,738			$-
Liabilities		$60,859			$-
Net Liabilities		$(55,121)			$-

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 7

	For the Three Months Ended
	June 30, 2009 (1)			September 30, 2009 (1)
(Dollars in thousands)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)
Assets
Loans: (12)
Commercial, financial and industrial	$17,920,408	$194,560	4.35%	$16,805,449	$188,974	4.46%
Construction	2,788,671	20,658	2.97	2,772,804	20,828	2.98
Mortgage - Residential	16,089,739	230,269	5.72	16,380,014	230,210	5.62
Mortgage - Commercial	8,254,595	91,689	4.44	8,261,161	88,998	4.31
Consumer	3,841,202	44,116	4.61	3,882,929	44,042	4.50
Lease financing	661,607	5,598	3.38	662,469	5,462	3.30
Total loans	49,556,222	586,890	4.74	48,764,826	578,514	4.73
Securities - taxable	8,564,355	97,738	4.56	10,590,200	107,171	4.05
Securities - tax-exempt	48,176	1,016	8.44	184,772	2,999	6.49
Interest bearing deposits in banks	5,594,318	3,550	0.25	7,496,380	4,956	0.26
Federal funds sold and securities purchased under resale agreements	203,529	97	0.19	282,457	110	0.15
Trading account assets	1,041,623	231	0.09	916,448	271	0.12
Total earning assets	65,008,223	689,522	4.25	68,235,083	694,021	4.06
Allowance for loan losses	(839,115)			(1,044,533)
Cash and due from banks	1,285,449			1,135,794
Premises and equipment, net	669,993			668,699
Other assets	5,370,676			5,357,606
Total assets	$71,495,226			$74,352,649
Liabilities
Deposits:
Transaction accounts	$29,514,913	66,549	0.90	$33,064,944	72,837	0.87
Savings and consumer time	4,328,326	13,546	1.26	4,486,545	12,572	1.11
Large time	6,604,845	20,091	1.22	7,430,960	15,965	0.85
Total interest bearing deposits	40,448,084	100,186	0.99	44,982,449	101,374	0.89
Federal funds purchased and securities sold under repurchase agreements	163,381	19	0.05	169,267	41	0.09
Commercial paper	569,337	954	0.67	472,246	355	0.30
Other borrowed funds (14)	2,124,419	5,616	1.06	262,441	604	0.91
Medium- and long-term debt	5,137,901	29,415	2.30	5,098,821	27,112	2.11
Trust notes	13,809	238	6.90	13,696	239	6.96
Total borrowed funds	8,008,847	36,242	1.82	6,016,471	28,351	1.87
Total interest bearing liabilities	48,456,931	136,428	1.13	50,998,920	129,725	1.01
Noninterest bearing deposits	13,904,328			14,471,487
Other liabilities	1,830,917			1,523,469
Total liabilities	64,192,176			66,993,876
Stockholder's Equity
Common equity	7,303,050			7,358,773
Total stockholder's equity	7,303,050			7,358,773
Total liabilities and stockholder's equity	$71,495,226			$74,352,649
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		553,094	3.41%		564,296	3.31%
Less: taxable-equivalent adjustment		2,748			3,260
Net interest income		$550,346			$561,036

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 8

	For the Nine Months Ended
	September 30, 2008			September 30, 2009 (1)
(Dollars in thousands)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)
Assets
Loans: (12)
Commercial, financial and industrial	$16,623,490	$697,292	5.60%	$17,737,052	$577,321	4.35%
Construction	2,551,348	97,763	5.12	2,765,178	60,747	2.94
Residential mortgage	14,593,755	604,506	5.52	16,132,655	694,917	5.74
Commercial mortgage	7,694,956	336,508	5.83	8,256,389	283,076	4.57
Consumer	3,030,042	140,129	6.18	3,816,050	134,697	4.72
Lease financing	644,553	13,534	2.80	658,956	18,713	3.79
Total loans	45,138,144	1,889,732	5.59	49,366,280	1,769,471	4.78
Securities - taxable	8,332,647	301,810	4.83	9,166,395	307,165	4.47
Securities - tax-exempt	52,641	3,232	8.19	94,947	5,040	7.08
Interest bearing deposits in banks	36,936	503	1.82	4,664,896	9,406	0.27
Federal funds sold and securities purchased under resale agreements	301,153	5,573	2.47	227,832	348	0.20
Trading account assets	827,881	5,287	0.85	1,073,477	660	0.08
Total earning assets	54,689,402	2,206,137	5.38	64,593,827	2,092,090	4.32
Allowance for loan losses	(454,191)			(865,208)
Cash and due from banks	1,675,293			1,244,981
Premises and equipment, net	480,705			670,884
Other assets	2,632,406			5,355,766
Total assets	$59,023,615			$71,000,250
Liabilities
Deposits:
Transaction accounts	$15,323,611	204,064	1.78	$28,397,683	200,483	0.94
Savings and consumer time	3,974,976	50,684	1.70	4,394,706	42,057	1.28
Large time	10,909,525	246,157	3.01	7,090,250	64,058	1.21
Total interest bearing deposits	30,208,112	500,905	2.21	39,882,639	306,598	1.03
Federal funds purchased and securities sold under repurchase agreements	2,628,257	43,628	2.22	194,562	113	0.08
Net funding allocated from (to) discontinued operations (13)	45,520	774	2.27	-	-	-
Commercial paper	1,375,789	26,127	2.54	586,754	2,901	0.66
Other borrowed funds (14)	3,224,146	70,563	2.92	2,472,324	17,697	0.96
Medium- and long-term debt	2,594,875	65,138	3.35	4,994,660	84,056	2.25
Trust notes	14,261	715	6.68	13,808	715	6.90
Total borrowed funds	9,882,848	206,945	2.80	8,262,108	105,482	1.71
Total interest bearing liabilities	40,090,960	707,850	2.36	48,144,747	412,080	1.14
Noninterest bearing deposits	12,613,690			13,644,163
Other liabilities	1,678,057			1,878,593
Total liabilities	54,382,707			63,667,503
Stockholder's Equity
Common equity	4,640,908			7,332,747
Total stockholder's equity	4,640,908			7,332,747
Total liabilities and stockholder's equity	$59,023,615			$71,000,250
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		1,498,287	3.65%		1,680,010	3.47%
Less: taxable-equivalent adjustment		7,405			8,625
Net interest income		$1,490,882			$1,671,385

Average Assets and Liabilities of Discontinued Operations for Period Ended:
		September 30, 2008			September 30, 2009
Assets		$74,723			$-
Liabilities		$120,243			$-
Net Liabilities		$(45,520)			$-

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Noninterest income (Unaudited)
Exhibit 9

	For the Three Months Ended			Percentage Change to September 30, 2009 from
(Dollars in thousands)	September 30, 2008	June 30, 2009 (1)	September 30, 2009 (1)	September 30, 2008	June 30, 2009
Service charges on deposit accounts	$77,079	$71,843	$74,888	(2.84)%	4.24%
Trust and investment management fees	40,638	34,130	34,506	(15.09)	1.10
Merchant banking fees	12,789	19,924	14,601	14.17	(26.72)
Securities gains (losses), net	50	(172)	12,694	nm	nm
Trading account activities	12,397	16,251	10,513	(15.20)	(35.31)
Brokerage commissions and fees	9,520	8,506	8,611	(9.55)	1.23
Card processing fees, net	8,129	8,124	8,559	5.29	5.35
Gains (losses) on private capital investments, net	5,597	(1,123)	(18)	nm	(98.40)
Other	32,522	25,730	19,575	(39.81)	(23.92)
Total noninterest income	$198,721	$183,213	$183,929	(7.44)%	0.39%

Noninterest expense (Unaudited)

	For the Three Months Ended			Percentage Change to September 30, 2009 from
(Dollars in thousands)	September 30, 2008	June 30, 2009 (1)	September 30, 2009 (1)	September 30, 2008	June 30, 2009
Salaries and other compensation	$204,389	$191,104	$198,768	(2.75)%	4.01%
Employee benefits	33,740	41,953	35,213	4.37	(16.07)
Salaries and employee benefits	238,129	233,057	233,981	(1.74)	0.40
Net occupancy	38,574	43,222	43,146	11.85	(0.18)
Intangible asset amortization	671	40,281	40,641	nm	0.89
Regulatory agencies	8,572	52,836	30,739	nm	(41.82)
Outside services	20,741	22,948	22,219	7.13	(3.18)
Equipment	14,437	16,602	17,838	23.56	7.44
Professional services	17,236	19,489	17,647	2.38	(9.45)
Software	14,812	14,205	16,502	11.41	16.17
Advertising and public relations	12,624	11,349	14,562	15.35	28.31
Low income housing credit investment amortization	11,616	11,026	13,064	12.47	18.48
Communications	9,204	9,192	9,494	3.15	3.29
Data processing	8,945	8,042	7,975	(10.84)	(0.83)
Foreclosed asset expense (income)	524	3,282	(144)	nm	nm
Provision for losses on off-balance sheet commitments	8,000	15,000	6,000	(25.00)	(60.00)
Privatization-related expense	6,193	7,433	6,649	7.36	(10.55)
Other	33,534	24,094	25,502	(23.95)	5.84
Total noninterest expense	$443,812	$532,058	$505,815	13.97%	(4.93)%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Noninterest income (Unaudited)
Exhibit 10

	For the Nine Months Ended		Percentage Change to September 30, 2009 from
(Dollars in thousands)	September 30, 2008	September 30, 2009 (1)	September 30, 2008
Service charges on deposit accounts	$ 229,521	$ 218,053	(5.00)%
Trust and investment management fees	127,828	102,543	(19.78)
Trading account activities	40,096	49,456	23.34
Merchant banking fees	35,667	48,357	35.58
Brokerage commissions and fees	30,014	25,424	(15.29)
Card processing fees, net	24,060	24,219	0.66
Securities losses, net	48	12,522	nm
Gains (losses) on private capital investments, net	7,949	(3,262)	nm
Gains on the VISA IPO redemption	14,211	-	(100.00)
Other	84,349	64,546	(23.48)
Total noninterest income	$ 593,743	$ 541,858	(8.74)%

Noninterest expense (Unaudited)

	For the Nine Months Ended		Percentage Change to September 30, 2009 from
(Dollars in thousands)	September 30, 2008	September 30, 2009 (1)	September 30, 2008
Salaries and other compensation	$ 600,477	$ 578,095	(3.73)%
Employee benefits	122,621	132,506	8.06
Salaries and employee benefits	723,098	710,601	(1.73)
Net occupancy	113,008	128,289	13.52
Intangible asset amortization	2,011	121,809	nm
Regulatory agencies	16,078	101,513	nm
Outside services	58,045	64,001	10.26
Professional services	47,764	53,074	11.12
Equipment	44,925	49,853	10.97
Software	44,016	45,745	3.93
Advertising and public relations	33,579	36,532	8.79
Low income housing credit investment amortization	29,248	34,256	17.12
Communications	27,690	27,404	(1.03)
Data processing	23,805	24,592	3.31
Foreclosed asset expense (income)	696	4,024	nm
Provision for losses on off-balance sheet commitments	21,000	47,000	nm
Privatization-related expense	6,193	40,901	nm
Other	75,174	69,662	(7.33)
Total noninterest expense	$ 1,266,330	$ 1,559,256	23.13%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 11

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to complete selected non-GAAP financial ratios.

	For the three months ended			For the nine months ended
(Dollars in thousands)	September 30, 2008	June 30, 2009	September 30, 2009	September 30, 2008	September 30, 2009

Income (loss) from continuing operations	$110,106	$(80,007)	$(17,029)	$366,802	$(106,844)
Privatization-related expense, net of tax	6,193	4,514	(460)	6,193	20,414
Net accretion and amortization related to fair value adjustments, net of tax	-	8,765	11,832	-	25,115
Income (loss) from continuing operations, excluding impact of privatization transaction	$116,299	$(66,728)	$(5,657)	$372,995	$(61,315)

Average total assets	$61,145,251	$71,495,226	$74,352,649	$59,023,615	$71,000,250
Net adjustments related to privatization transaction	(329)	2,610,303	2,590,543	(111)	2,607,236
Average total assets, excluding impact of privatization transaction	$61,145,580	$68,884,923	$71,762,106	$59,023,726	$68,393,014

Return on average assets from continuing operations	0.72%	(0.45%)	(0.09%)	0.83%	(0.20%)
Effect of privatization transaction	0.04%	0.06%	0.06%	0.01%	0.08%
Return on average assets from continuing operations, excluding impact of privatization transaction	0.76%	(0.39%)	(0.03%)	0.84%	(0.12%)

Average stockholder's equity	$4,588,441	$7,303,050	$7,358,773	$4,640,908	$7,332,747
Net adjustments related to privatization transaction	-	2,423,392	2,418,824	-	2,410,287
Average stockholder's equity, excluding impact of privatization transaction	$4,588,441	$4,879,658	$4,939,949	$4,640,908	$4,922,460

Return on stockholder's equity from continuing operations	9.55%	(4.39%)	(0.92%)	10.56%	(1.95%)
Effect of privatization transaction	0.53%	(1.09%)	0.47%	0.18%	0.28%
Return on stockholder's equity, excluding impact of privatization transaction	10.08%	(5.48%)	(0.45%)	10.74%	(1.67%)

Noninterest expense	$443,812	$532,058	$505,815	$1,266,330	$1,559,256
Privatization-related expense	6,193	7,433	6,649	6,193	40,901
Amortization related to fair value adjustments	-	41,894	42,548	-	126,985
Noninterest expense, excluding impact of privatization transaction	$437,619	$482,731	$456,618	$1,260,137	$1,391,370

Total revenue	$721,017	$736,307	$748,225	$2,092,030	$2,221,868
Accretion related to fair value adjustments	-	27,455	23,060	-	85,616
Total revenue, excluding impact of privatization transaction	$721,017	$708,852	$725,165	$2,092,030	$2,136,252

Efficiency ratio	58.76%	68.28%	65.07%	58.10%	66.34%
Effect of privatization transaction	(0.86%)	(4.31%)	(4.71%)	(0.30%)	(5.20%)
Efficiency ratio, excluding impact of privatization transaction	57.90%	63.97%	60.36%	57.80%	61.14%

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 12

(1)

On November 4, 2008, Mitsubishi UFJ Financial Group, Inc. (MUFG), through its wholly-owned subsidiary, The Bank of Tokyo - Mitsubishi UFJ, Ltd. (BTMU), completed its acquisition of all of the remaining outstanding shares of UnionBanCal Corporation (the Company) common stock (the “privatization transaction”). The Company estimated the fair value of its tangible assets and liabilities as of October 1, 2008 and recorded fair value adjustments to its tangible assets and liabilities equivalent to the proportionate incremental percentage ownership acquired by BTMU in the privatization transaction. In addition, the Company recorded goodwill and other intangible assets. The Company’s financial condition as of December 31, 2008 and subsequent periods reflect the impact of these fair value adjustments and other amounts recorded. The Company’s results of operations for the nine months ended September 30, 2009 include accretion and amortization related to the fair value adjustments.

(2)	Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(3)	End of period total assets and assets used in calculating these ratios include those of discontinued operations.
(4)	Average balances used to calculate our financial ratios are based on continuing operations data only, unless otherwise indicated.
(5)	Annualized.
(6)

The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), the provision for losses on off-balance sheet commitments and low income housing credit (LIHC) investment amortization expense, as a percentage of net interest income (taxable-equivalent basis) and noninterest income, and is calculated for continuing operations only.

(7)	The tangible common equity ratio is the ratio of total equity less intangibles (net of the corresponding deferred tax liability), as a percentage of total assets, less intangibles.
(8)	The Tier 1 common capital ratio is the ratio of Tier 1 common capital to risk weighted assets.
(9)	Estimated as of September 30, 2009. The regulatory capital and leverage ratios include discontinued operations.
(10)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments. These ratios relate to continuing operations only.
(11)	Reflects previously disclosed change in accounting policy for residential and home equity loans 90 days or more past due, which was effective January 1, 2009.
(12)

Average balances on loans outstanding include all nonperforming loans and loans held for sale. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(13)

Net funding allocated from (to) discontinued operations represents the shortage (excess) of assets over liabilities of discontinued operations. The expense (earning) on funds allocated from (to) discontinued operations is calculated by taking the net balance and applying an earnings rate or a cost of funds equivalent to the corresponding period's Federal funds purchased rate.

(14)	Includes interest bearing trading liabilities.
(15)

These ratios exclude the impact of the privatization transaction. Please refer to Exhibit 11 for a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and these non-GAAP measures.

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CONTACT:
UnionBanCal Corporation
Stephen L. Johnson, 415-765-3252
Public Relations
Michelle R. Crandall, 415-765-2780
Investor Relations